UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): May 29, 2024

SilverBow Resources, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-8754	20-3940661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
920 Memorial City Way, Suite 850
Houston, Texas 77024
(Address of principal executive offices)

(281) 874-2700
(Registrant’s telephone number)

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SBOW	New York Stock Exchange
Preferred Stock Purchase Rights	None	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Annual Meeting (as defined below), shareholders of SilverBow Resources, Inc. (“SilverBow” or the “Company”), approved the Fourth Amendment (the “Fourth Amendment”) to the Company’s 2016 Equity Incentive Plan (as previously amended, the “2016 Plan” and, as amended by the Fourth Amendment, the “Amended 2016 Plan”) to, among other things, increase the number of shares of SilverBow’s common stock available for awards thereunder by 725,000 shares.
A redline summary of the Amended 2016 Plan is contained in the Company’s definitive proxy statement relating to the Annual Meeting (the “Proxy Statement”), as filed with the U.S. Securities and Exchange Commission on April 9, 2024, under the heading “Proposal 3—Approval of the Fourth Amendment to the SilverBow Resources, Inc. 2016 Equity Incentive Plan.” The foregoing description of the Amended 2016 Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended 2016 Plan, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.
Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Annual Meeting, the Company’s shareholders approved amendments, as described below (the “Charter Amendments”), to the Company’s Certificate of Incorporation (the “Charter”). The Charter Amendments provide for (i) the declassification of the Company’s board of directors (the “Board”) on a phased-in basis concluding with the Company’s 2027 annual meeting of shareholders, at which all directors will be elected to one-year terms, (ii) the adoption of a majority voting standard in uncontested director elections, and (iii) the elimination of the supermajority voting requirements applicable to amendments to the Charter and shareholder amendments to the Company’s bylaws, as described in the Proxy Statement under the headings “Proposal 5—Approval of an Amendment to Our Certificate of Incorporation to Declassify the Board and Provide for the Annual Election of All Directors,” “Proposal 6—Approval of an Amendment to Our Certificate of Incorporation to Adopt a Majority Voting Standard in Uncontested Elections of Directors” and “Proposal 7—Approval of an Amendment to Our Certificate of Incorporation to Eliminate Supermajority Voting Provisions,” respectively. On May 29, 2024, the Company filed a Certificate of Amendment setting forth the Charter Amendments (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware, and it was effective upon filing. In connection with approving the Charter Amendments and recommending them to the Company’s shareholders for approval, the Board also approved a Restated Certificate of Incorporation (the “Restated Charter”), that restated and integrated, but did not further amend, the Charter (as amended through the filing of the Certificate of Amendment). On May 29, 2024, the Company filed the Restated Charter with the Secretary of State of the State of Delaware, and it was effective upon filing. The foregoing description of the Charter Amendments does not purport to be complete and is qualified in its entirety by the full text of the Certificate of Amendment and the Restated Charter, copies of which are filed as Exhibits 3.1 and 3.2 hereto, respectively, and incorporated herein by reference.

In connection with approving the Charter Amendments and recommending them to the Company’s shareholders for approval, and as disclosed in the Proxy Statement, the Board approved, contingent upon shareholder approval and implementation of the Charter Amendments, the Company’s Third Amended and Restated Bylaws(the “Bylaws”), which conformed to and further implemented the Charter Amendments. The amendments effected by the Bylaws (i) provide for the adoption of a majority voting standard in uncontested director elections, (ii) clarify the provisions relating to Board vacancies in connection with the anticipated declassification of the Company’s Board and (iii) eliminate the supermajority voting requirement applicable to shareholder amendments to the Bylaws. The Bylaws became effective upon the filing and effectiveness of the Certificate of Amendment described above. The foregoing description of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is filed as Exhibit 3.3 hereto and incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders

On May 29, 2024, the Company reconvened its previously adjourned annual meeting of shareholders (the “Annual Meeting”). At the record date, 25,523,808 shares of common stock were outstanding and entitled to one vote per share upon all matters submitted at the meeting. Of the record date shares, 21,761,137 shares of common stock, or 85.3%, were represented at the Annual Meeting, constituting a quorum.
On May 29, 2024, First Coast Results, Inc. (the “Inspector of Election”) issued its final report, which certified the final voting results for the Annual Meeting. Set forth below are the final voting results as provided by the Inspector of Election.

Proposal 1—Election of Directors*
Company’s Nominees for Class II Director	For	Withheld
Gabriel L. Ellisor	12,124,311	9,576,270
Kathleen McAllister	12,069,359	9,631,225
Charles W. Wampler	11,959,460	9,741,123
Shareholders voted to elect Gabriel L. Ellisor, Kathleen McAllister, and Charles W. Wampler to serve as Class II directors of SilverBow for three-year terms to expire at the 2027 annual meeting of shareholders.
* On May 22, 2024, Kimmeridge withdrew the nomination of its director nominees and stated that votes cast on the Gold proxy card for the Kimmeridge nominees would not be counted. Accordingly, the above results "For" the Company's nominees for Class II directors do not include votes cast for director nominees on the Gold proxy card. The votes cast for the Company director nominees exceeded the votes cast for the Kimmeridge nominees on the Gold proxy card.

	For	Against	Abstain	Broker Non-Vote
Proposal 2—Advisory Vote to Approve Executive Compensation	12,103,091	7,630,764	1,977,587	49,695

The proposal was approved.
	For	Against	Abstain	Broker Non-Vote
Proposal 3—Approval of the Fourth Amendment to the SilverBow Resources, Inc. 2016 Equity Incentive Plan	11,484,739	3,900,829	5,319,998	1,055,571

The proposal was approved.
	For	Against	Abstain	Broker Non-Vote
Proposal 4—Ratification of the Selection of BDO USA, P.C. as SilverBow’s Independent Auditor for the Fiscal Year Ending December 31, 2024	21,519,462	148,951	92,724	0

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The proposal was approved.
	For	Against	Abstain	Broker Non-Vote
Proposal 5—Approval of an Amendment to Our Certificate of Incorporation to Declassify the Board and Provide for the Annual Election of All Directors	21,355,477	261,784	94,184	49,692

The proposal was approved.
	For	Against	Abstain	Broker Non-Vote
Proposal 6—Approval of an Amendment to Our Certificate of Incorporation to Adopt a Majority Voting Standard in Uncontested Elections of Directors	21,343,161	272,892	95,391	49,693

The proposal was approved.
	For	Against	Abstain	Broker Non-Vote
Proposal 7—Approval of an Amendment to Our Certificate of Incorporation to Eliminate Supermajority Voting Provisions	21,463,325	148,629	99,490	49,693

The proposal was approved.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

3.1	Certificate of Amendment to the Certificate of Incorporation of SilverBow Resources, Inc.
3.2	Restated Certificate of Incorporation of SilverBow Resources, Inc.
3.3	Third Amended and Restated Bylaws of SilverBow Resources, Inc.
10.1	SilverBow Resources, Inc. 2016 Equity Incentive Plan, as amended through May 29, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL)

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 30, 2024

SilverBow Resources, Inc.
By:	/s/ Christopher M. Abundis
Christopher M. Abundis Executive Vice President, Chief Financial Officer and General Counsel

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